                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


     DATE                                    SIGNATURE


     June 8, 1998                  /S/ GENE BLEDSOE
                                   Gene Bledsoe

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     June 2, 1998                  /S/ RICHARD J. HOLLOMAN
                                   Richard J. Holloman

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     July 16, 1998                 /S/ ALLEN F. PEAT
                                   Allen F. Peat

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     July 7, 1998                  /S/ DOUGLAS A. PEAT
                                   Douglas A. Peat

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     June 8, 1998                  /S/ RANDALL L. PEAT
                                   Randall L. Peat

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     June 9, 1998                  /S/ JANE M. RIX
                                   Jane M. Rix

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     July 16, 1998                 /S/ PAUL R. SYLVESTER
                                   Paul R. Sylvester

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     June 5, 1998                  /S/ HARRY C. VORYS
                                   Harry C. Vorys

                             POWER OF ATTORNEY


       The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc. does hereby appoint Paul R. Sylvester and Randall L. Peat, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead an Annual Report of Manatron, Inc. on Form 10-K for its fiscal year ended April 30, 1998, and any and all amendments thereto, and to file it with the Securities and Exchange Commission.


       DATE                                       SIGNATURE


     July 21, 1998                 /S/ STEPHEN C. WATERBURY
                                   Stephen C. Waterbury